Exhibit 10.149






                                 LEASE AGREEMENT


                                     BETWEEN


                               CLF SYLVAN WAY LLC

                                                Lessor,


                                     - AND -


                               TIFFANY AND COMPANY

                                                Lessee







                            Date: September 28, 2005

    Property Address:       15 Sylvan Way, Township of Parsippany-Troy Hills,
                            Morris County, New Jersey

      THIS LEASE AGREEMENT (this "Lease") made as of the 28 day of September, 2005 between CLF Sylvan Way LLC, a limited liability company organized under the laws of the State of Delaware, with offices c/o Caplease, LP, 110 Maiden Lane, 3rd Floor, New York, New York 10005 (hereinafter called "Lessor") and Tiffany and Company, a New York corporation with an office at 600 Madison Avenue, New York, NY 10022 (hereinafter called "Lessee").

                              W I T N E S S E T H:

          ARTICLE 1. Demised Property and Term; Right of First Offer.
                     -----------------------------------------------

          1.01. Lessor, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of the Lessee, its successors and assigns, to be paid, kept and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Lessee, and Lessee does hereby take and hire, upon and subject to the covenants, agreements, provisions, limitations and conditions hereinafter expressed, all the land, together with the improvements and buildings located thereon and the easements and appurtenances pertaining thereto located at 15 Sylvan Way, Township of Parsippany-Troy Hills, Morris County, New Jersey, and as described in Exhibit "A" attached hereto (collectively, the "Property"), to be used and occupied only for the operation of a warehouse, distribution center, computer center, light manufacturing facility or office facility, or some combination of any one or more of the foregoing uses, or any other legally permitted use (the "Permitted Use") with all appropriate equipment and pursuant to all the laws, rules and regulations of the State of New Jersey pertaining thereto as to which Lessor and Lessee shall be bound.

          1.02. Lessee shall enjoy the tenancy of the Property subject to the provisions hereof, for a term commencing on September 28, 2005 (the
"Commencement Date") and ending at 11:59 p.m. on September 30, 2025 (the "Expiration Date"), or on such earlier date upon which the term of this Lease shall expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.

          1.03. Provided (i) this Lease shall not have been terminated pursuant to the provisions hereof, and (ii) an Event of Default has not occurred and remains uncured, in each case on the applicable date of its Renewal Option Notice and on the Expiration Date (or the expiration date of the then expiring Renewal Term (as defined herein), as applicable), Lessee shall have two (2) consecutive options to extend the term of this Lease (each a "Renewal Option"), commencing upon the day after the Expiration Date (or the expiration date of the then expiring Renewal Term, as applicable). If Lessee elects to exercise any one or more of said Renewal Options, it shall do so by giving written notice (the "Renewal Option Notice") to Lessor at any time during the term (or the then Renewal Term, as applicable) but, in any event, on or before that date which is thirteen (13) months prior to the commencement of the Renewal Term (the "Renewal Option Period") for which such election is exercised; provided, however, that in the event Lessor shall not receive any such Renewal Option Notice from Lessee on or before the expiration of the Renewal Option Period, Lessor shall provide Lessee with written notice advising Lessee of its Renewal Option, and provide Lessee with an additional thirty (30) days from receipt of such written notice to render its Renewal Option Notice to Lessor. Lessee shall forever waive its right to exercise a Renewal Option if it shall, for any reason whatsoever, subsequently fail to give such Renewal Option Notice to Lessor within the time and in the manner provided for the giving of such notice, whether such failure is inadvertent or intentional, TIME BEING OF THE ESSENCE as to the exercise of such Renewal Option and the giving of such notice. If Lessee shall elect to exercise any such Renewal Option, the term of this Lease shall be automatically extended for ten
(10) years without the execution of an extension or renewal lease (each a "Renewal Term"). Any Renewal Term shall be subject to all of the provisions of this Lease, and all such provisions shall continue in full force and effect, except that the annual Net Rent for each Renewal Term shall be at 95% of the annual fair market rental value determined pursuant to clause (a) below, but not less than the annual Net Rent: (x) in the last year of the initial term, with regard to the first Renewal Term, and (y) in the last year of the first Renewal Term, with regard to the second Renewal Term. Within ten (10) days after request by Lessor, Lessee shall execute, acknowledge and deliver to Lessor an instrument confirming that such Renewal Option has been effectively exercised, confirming the extended expiration date of this Lease and confirming the Net Rent for the Renewal Term.

          (a) Lessor shall designate an independent MAI appraiser to determine the fair market rental value within twenty (20) days after Lessee's notice of its exercise of a Renewal Option. Within ten (10) days after selection of Lessor's appraiser, Lessor shall notify Lessee of the determination made by Lessor's appraiser with respect to the fair market rental value. Lessee shall then have ten (10) days to dispute such determination and to select its own independent MAI appraiser. In the event that Lessee fails to select its appraiser within such ten (10) day period, the determination of Lessor's appraiser shall constitute such fair market rental value. Within ten (10) days after selection of Lessee's appraiser, the two appraisers shall meet and attempt to agree as to the fair market rental value for the Property for the Renewal Term in question. The appraisers shall be instructed that fair market rental value is the rental value, as of the date the value is determined by the appraisers, of the then-existing improvements as a vacant office/warehouse/distribution facility to be leased "as is" pursuant to the terms and conditions of this Lease based upon any legal use of the Property for a ten year term. In the event that such appraisers are unable to agree as to such annual fair market rental value then: (i) if the difference between the two determinations is less than five percent (5%) of the lower determination, then the average of the two determinations shall be deemed to constitute such annual fair market rental value; or (ii) if the difference between the two determinations is equal to or greater than five percent (5%) of the lower determination, then the two appraisers shall jointly select a third independent MAI appraiser, which appraiser shall select which of the determinations of the first two appraisers shall constitute such annual fair market rental value. Such third appraiser shall not have the right to vary or modify the determinations of the appraisers selected by Lessor and Lessee. Any appraiser selected pursuant to this clause (a) must have at least ten (10) years experience in appraising commercial real estate in the area in which the Property is located. The appraisers shall not have the right to amend, modify or vary any of the terms of this Lease and the determination of the appraisers in accordance with this clause (a) shall be final, binding and conclusive upon Lessor and Lessee.

          1.04 Lessee represents and warrants to Lessor that (i) Lessee has examined, inspected, and investigated to the full satisfaction of Lessee, the physical nature and condition of the Property, (ii) neither Lessor nor any agent, officer, partner, joint venturer, employee, or representative of Lessor has made any representation whatsoever regarding the subject matter of this Lease or any part thereof, including (without limiting the generality of the foregoing) representations as to the applicable zoning, the physical nature or condition of the Property (including, without limitation, any latent defect) or operating expenses or carrying charges affecting the Property, or the existence or non-existence of asbestos, hazardous substance or waste, and (iii) Lessee, in executing, delivering and performing this Lease, does not rely upon any statement, information, or representation to whomsoever made or given, whether to Lessee or others, and whether directly or indirectly, verbally or in writing, made by any person, firm or corporation. Without limiting the foregoing, but in addition thereto, Lessee agrees to accept the Property in its "as is" condition on the Commencement Date (including, without limitation, all existing violations of law, if any, whether or not of record, the presence of asbestos, hazardous substances or waste, if any, and the absence of a certificate of occupancy, if such is the case).

          1.05 At any time that Lessor determines to offer the Property for sale (other than to an Affiliate (hereafter defined) and other than the grant of a mortgage), before Lessor so offers the Property, so long as there exists no Event of Default on the part of Lessee hereunder, Lessor shall notify Lessee of such intent. Lessee shall then have the right, within forty-five (45) days after Lessor has given such notice, to make an offer to and negotiate with Lessor to purchase all, but not less than all, of the Property. If Lessee declines to offer, or Lessee tenders an offer but no agreement is reached within such time, then Lessor shall be free to seek offers from and sell the Property to any third party, but not on terms and conditions (viewed as a whole) substantially less favorable than those of Lessee's offer; provided, however, that Lessor shall again afford Lessee this right of first offer under the terms hereof with respect to any sale of the Property to a third party where the third party's offer is received more than twelve (12) months after the expiration of the 45-day negotiation period between Lessor and Lessee. For the purposes of this
Section 1.05, the following definitions shall apply:

          (a) "Affiliate" shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person and shall include, if such Person is an individual, members of the immediate family of such Person, and trusts for the benefit of such individual.

          (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, non-incorporated organization or government or any agency or political subdivision thereof.

          (c) "control" (including the correlative meanings of the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          ARTICLE 2. Use of Property.
                     ---------------

          2.01. The Property shall be used, and Lessee covenants and agrees to use the Property solely for the Permitted Use, and for no other use. Lessee will not use or occupy or allow the Property or any part thereof to be used or occupied for any illegal, unlawful, or hazardous purpose or use or in violation of any certificate of occupancy or certificate of compliance or certificate of need covering or affecting the use of the Property or any part thereof and will not suffer any act to be done or any condition to exist on the Property, or any part thereof, or any action to be brought thereon, which may, in law, constitute a nuisance, public or private, or which may make it impossible to obtain the insurance provided for herein.

          ARTICLE 3. Rent.
                     ----

          3.01. Lessee covenants and agrees to pay to Lessor, in lawful money of the United States, at the address specified above or such other place as Lessor shall designate by notice to Lessee, during the aforesaid term, a fixed rent at the following annual rates:

   -------------------------------------------------------------------------------

                     Period                             Annual Rent
   -------------------------------------------------------------------------------

                9/28/05 - 9/30/05                       $ 37,910.96
   -------------------------------------------------------------------------------

               10/01/05 - 9/30/10                      $4,612,500.00
   -------------------------------------------------------------------------------

               10/01/10 - 9/30/15                      $4,981,500.00
   -------------------------------------------------------------------------------

               10/01/15 - 9/30/20                      $5,380,020.00
   -------------------------------------------------------------------------------

               10/01/20 - 9/30/25                      $5,810,421.00
   -------------------------------------------------------------------------------

               10/01/25 - 9/30/35              95% of FMV, but no less than
                                               annual rent for preceding year
   -------------------------------------------------------------------------------

               10/01/35 - 9/30/45              95% of FMV, but no less than
                                               annual rent for preceding year
   -------------------------------------------------------------------------------

     For the  purposes of this rental  chart,  (i) the term "FMV" shall mean the fair market rental value as determined in accordance with Section  1.03(a);
     and  (ii)  the term  "Rent  Increase  Date"  shall  mean  any of  10/01/05,
     10/01/10,     10/01/15,     10/01/20,     10/01/25,     and/or     10/01/35
     -----------------------------------------------------------------------------

                  Such fixed rent (hereinafter sometimes called the "Net Rent") shall be paid in equal monthly installments each in advance on the first day of each and every calendar month hereafter during the term of this Lease, without any abatement, deduction or set-off for any reason whatsoever, except as otherwise expressly provided in this Lease.

          3.02. It is the purpose and intent of Lessor and Lessee that the Net Rent shall be absolutely net to Lessor, so that the Lease shall yield, net, to Lessor, the net annual rent specified in Section 3.01 of this Article 3 in each year during the term of this Lease and that all costs, expenses and obligations of every kind and nature whatsoever in connection with or relating to the Property shall be the obligation of Lessee and shall be paid by Lessee excluding liens placed on the Property by Lessor or caused by Lessor's acts, any debt service or other amounts payable on any indebtedness of Lessor and any other costs, expenses, liabilities or charges created or caused by Lessor that are not the obligation of Lessee pursuant to the terms of this Lease.

          3.03. Lessee will also pay to Lessor promptly when due, in lawful money of the United States at the address specified above or such other place as Lessor shall designate by notice to Lessee, without notice or demand therefor and without any abatement, deduction or set-off for any reason whatsoever, except as otherwise expressly provided in this Lease, as additional rent (the "Additional Rent"), all sums, Impositions (as defined in Article 4 hereof), costs, expenses and other payments which Lessee in any of the provisions of this Lease assumes or agrees to pay or which shall become due and payable from Lessee to Lessor under this Lease (other than Net Rent), and, in the event of any non-payment thereof, Lessor shall have (in addition to all other rights and remedies which Lessor may have hereunder) all the rights and remedies provided for herein or by law or equity in the case of non-payment of the Net Rent.

          3.04. In the event any monthly installment of Net Rent or any payment of Additional Rent is not received by the Lessor within ten (10) days after the day when due, a late fee of three (3%) per month of the amount due shall be due and payable until the full amount of the Net Rent installment or Additional Rent payment is received by Lessor.

          3.05. If the Commencement Date occurs on a day other than the first day of a calendar month, the Net Rent for such partial calendar month shall be prorated and paid on the Commencement Date. Any apportionments or prorations of Net Rent or Additional Rent to be made under this Lease shall be computed on the basis of a 365-day year.

          ARTICLE 4.  Payment of Taxes, Assessments, Etc.
                      ----------------------------------

          4.01. Except as hereinafter provided in Section 4.02 of this Article 4, Lessee covenants and agrees to pay, not later than five (5) days before the first day on which any interest or penalty will accrue or be assessed for the non-payment thereof, all of the following items applicable to or affecting the Property or any part thereof accruing or payable from and after the Commencement Date and during the term of this Lease or applicable thereto: (i) all real estate taxes and assessments (including, without limitation, assessments for special business improvement or assessment districts and impact fees), (ii) personal property taxes, (iii) occupancy and rent taxes, (iv) water and sewer rents, rates and charges, and vault taxes, (v) county real estate taxes and charges, (vi) charges for public utilities, (vii) license and permit fees,
(viii) any taxes, assessments or governmental levies, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or during or applicable to the term of this Lease or any part thereof (but only to the extent the same are attributable to a period prior to or falling within the Term) may be assessed, levied, confirmed, imposed upon, or grow or accrue or become due and payable out of, or charged with respect to, or become a lien on, the Property or any part thereof, or the sidewalks or streets in front of or adjoining the Property, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances to the Property, or any personal property, equipment or other facility used in the operation thereof, or the rent or income received therefrom, or any use or occupation of the Property, or the Net Rent and Additional Rent payable hereunder, or any document to which Lessee is a party creating or transferring an interest or estate in the Property, and (ix) any fines or penalties or similar governmental charges applicable with respect to any of the foregoing, together with interest and costs thereon (all such items aforesaid being hereinafter collectively referred to as "Impositions", and any of the same being hereinafter individually referred to as an "Imposition"); provided, however, that

          (a) if, by law, any Imposition which is an assessment not related to general real estate taxes may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments plus interest as may become due during the term of this Lease, provided that all such payments shall be made before any fine, penalty, further interest or other charge for non-payment of any installment may be added thereto and provided further that all such installments for any such Imposition imposed or becoming a lien during the term of this Lease shall be paid in full on or before the Expiration Date subject to apportionment as provided in paragraph (b) below.

          (b) any Imposition (including, without limitation, those Impositions which have been converted into installment payments by Lessee as referred to in subsection (a) of this Section 4.01), relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time before the commencement or after the expiration of the term of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Property, or shall become payable, during the term of this Lease) be adjusted between Lessor and Lessee as of the commencement and expiration of the term of this Lease, as the case may be, so that Lessor shall pay that portion of such Imposition which that part of such fiscal period included in the period of time after the expiration and prior to the commencement of the term of this Lease bears to such fiscal period, and Lessee shall pay the remainder thereof.

          Lessee shall exhibit to Lessor paid receipts, if available, or other evidence of payment satisfactory to Lessor for all of the above items in this
Section 4.01 within ten (10) days after request by Lessor.

          4.02. Nothing herein contained shall require Lessee to pay municipal, state or federal income, excess profits, capital levy, estate, succession, inheritance, transfer or gift taxes of Lessor, any corporate franchise tax imposed upon Lessor or any tax imposed because of the nature of the business entity of Lessor; provided, however, that if at any time during the term of this Lease, the method of taxation prevailing at the Commencement Date shall be altered so that any new tax, assessment, levy (including, but not limited to, any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Property and shall be imposed upon Lessor, then all such new taxes, assessments, levies, impositions or charges, or the part thereof, shall be deemed to be included within the term "Impositions" to the extent that such Impositions would be payable if the Property were the only property of Lessor subject to such Impositions, and Lessee shall pay and discharge the same as herein provided in respect of the payment of Impositions.

          4.03. If permitted by applicable law, and provided no Event of Default (hereinafter defined) is then in existence, Lessee shall have right, at its own expense, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition if such payment is required in order to prosecute the contest (which payment may be made under protest, at Lessee's option), unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 4.01 or 4.03 of this Article 4, Lessee may postpone or defer payment of such Imposition, if and only if:

          (i) (a) neither the Property (nor any other premises owed by Lessor) nor any part thereof would by reason of such postponement or deferment be, in the judgment of Lessor (exercised in good faith), in danger of being forfeited or lost; and (b) no criminal liability could be, in the judgment of Lessor (exercised in good faith), imposed on Lessor by reason of such postponement or deferment, and

          (ii) if required in connection with such contest, Lessee shall have deposited with the assessing body the amount so contested and unpaid, together with all interest and penalties.

          Upon the termination of any such proceedings, Lessee shall pay the amount of such Imposition or part thereof as finally determined as due in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith.

          Lessee may, if it shall so desire, endeavor at any time or times to obtain a lowering of the assessed valuation upon the Property, or any part thereof, for the purpose of reducing taxes thereon, and in such event, Lessor will cooperate in effecting such reduction.

          4.04. Lessor shall not be required to join in any proceedings referred to in Section 4.04 of this Article 4 unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Lessor or any owner of the Property, in which event, Lessor shall join in such proceedings or permit the same to be brought in its name. Lessor shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and Lessee will indemnify and save harmless Lessor from and against any such costs and expenses, including, but not limited to, attorneys' fees and disbursements, and from any liability resulting from such proceeding. Lessee shall be entitled to any refund with respect to any Imposition and penalties or interest thereon which have been paid by Lessee (whether directly or through escrowed funds), or which have been paid by Lessor but previously reimbursed in full to Lessor by Lessee.

          4.05. Lessee shall make all payments of Impositions directly to the appropriate taxing authorities.

          ARTICLE 5. Insurance.
                     ---------

          5.01. At all times during the term of this Lease, Lessee, at its own cost and expense, shall carry and maintain insurance coverage set forth below in the name of Lessor, Lessee and the holder of any fee mortgage as their respective interests may appear.

          (i) Property Insurance. (a) Insurance on the Property (including, without limitation, all improvements thereto hereafter made by Lessee) and all fixtures, equipment and personal property, excluding inventory, at the Property under an "All Risks of Physical Loss" policy (hereinafter referred to as "All Risks") including, without limitation, coverage for loss or damage by earthquake, water, flood, subsidence and sprinkler damage and perils and, when and to the extent obtainable from the United States government or any agency thereof at commercially reasonable rates, terrorism insurance coverage; such insurance to be written with full replacement coverage (the "Replacement Value"), i.e., in an amount equal to the greater of (1) 100% of the full costs of replacement of the Property and such fixtures, equipment and personal property (less the cost of excavations, foundations and footings below the basement floor) or (2) an amount sufficient to prevent Lessee from becoming a co-insurer of any loss under the applicable policy. The insurance company's determination of the amount of coverage required in clause (1) above shall be binding and conclusive on Lessor and Lessee for purposes of the coverage required by clause (1). A stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy shall be provided with such insurance. If not otherwise included within the "All Risks" coverage specified above, Lessee shall carry or cause to be carried, by endorsement to such "All Risks" policy, coverage against damage due to earthquake, water and sprinkler leakage, flood and collapse and shall be written with limits of coverage reasonably required by Lessor.

               (b) The  Replacement  Value  shall  include  the  cost of  debris
removal  and  the  value  of  grading,  paving,  landscaping,   architects,  and
development fees.

          (ii) Liability Insurance. Comprehensive general liability insurance with respect to the Property and the operations related thereto, whether conducted on or off the Property, against liability for personal injury, including bodily injury and death, and property damage. Such comprehensive general liability insurance shall be on an occurrence basis and specifically shall include:

               (a)  Contractual   Liability  to  cover  Lessee's  obligation  to
indemnify Lessor as required hereunder; and

               (b) Water damage and sprinkler leakage legal liability.

          All such insurance shall be in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate plus umbrella coverage in an amount not less than $25,000,000.00 or such greater amount which is in accordance with Lessee's current liability policies or which Lessee is then maintaining for the Property. Such limits shall be subject to reasonable increase from time to time (but not more than once every 24 months) in accordance with the limits then being customarily carried on buildings of similar age and construction and similarly situated as the Property. The maximum deductible shall be $100,000.00. If such coverage is provided under a multi-location liability policy, the limits set forth herein must be maintained on a per property basis.

          Notwithstanding the foregoing, any insurance which Lessee is required to obtain pursuant to this Section 5.01(ii) may be carried under a "blanket" policy or policies, in an amount equal to or greater than $75,000,000.00, covering other properties or liabilities of Lessee, provided that such "blanket" policy or policies otherwise comply with the provisions of this Article 5.

          (iii) Boiler and Machinery Insurance. Boiler and Machinery Insurance with limits as from time to time customary for like property of the same type of installation as the Property and appropriate in the light of the cost of repairing potential damage.

          (iv) Rent Insurance. Rent Insurance ("Rent Insurance") on the "All Risks of Physical Loss" basis in an amount equal to eighteen (18) months of the then current Net Rent, Impositions and insurance premiums.

          (v) Miscellaneous Insurance. Such other insurance in such amounts as from time to time reasonably may be required by Lessor against such other insurance hazards as at that time are commonly insured against in the case of premises of similar age and construction and similarly situated as the Property.

          5.02. Lessee further covenants and agrees, at its sole cost and expense, to take out and maintain at all times all necessary worker's compensation insurance covering all persons employed by Lessee in and about the Property.

          In addition to the insurance carried by Lessee, during the course of any alteration or repair work undertaken by a contractor hired by or for Lessee, Lessee shall require such contractor to carry public liability insurance in limits of not less $5,000,000 or such other amounts reasonably approved by Lessor. Lessee may at its option afford insurance coverage under a blanket insurance policy instead of a separate policy or policies, provided that the certificate or certificates issued under such blanket insurance policy, and the coverage afforded thereby, conforms in all respects to the requirements hereof.

          5.03. All insurance provided for in this Article 5 shall be in such form and shall be issued by such responsible insurance companies licensed to do business in the State of New Jersey and who maintain a rating of at least (A) A or higher from Standard & Poor's and (B) A-XV or higher from A.M. Best. Upon the execution of this Lease, and, thereafter, not less than thirty (30) days prior to the expiration dates of the expiring policies required pursuant to this
Article 5, originals of the policies or renewal certificates, as the case may be, bearing notations evidencing the payment of premiums or accompanied by other evidence reasonably satisfactory to Lessor of such payment, shall be delivered by Lessee to Lessor.

          5.04. All policies of insurance provided for in sections 5.01 and 5.02 of this Article 5, excluding coverage for Lessee's manufacturing and materials handling equipment; trash-handling equipment, industrial waste-handling equipment and dust-handling equipment; racks and conveyors; modular safes and vaults; washers; electrical generators; uninterrupted power supply equipment associated with computer room use; independent air-conditioning units for computer room use and all other computer room equipment and raised flooring; employee lockers; cafeteria equipment; security equipment (cameras, metal detectors and the like); the "ATLAS" clock that stands over the front-entry, and other equipment used in the conduct of Lessee's business operations (collectively, "Lessee's Equipment") and personal property and worker's compensation, shall name any mortgagee of the fee of the Property, Lessor and Lessee as the insureds as their respective interests may appear.

          Subject to and in accordance with the provisions of Article 6 hereof, such policies shall also be payable, if required by any fee mortgagee, to such fee mortgagee as the interest of any such mortgagee may appear, excluding coverage for Lessee's Equipment and personal property and worker's compensation.

          5.05. Lessee shall not violate or permit to be violated any of the conditions, provisions or requirements of any insurance policy required by this
Article 5, and Lessee shall perform, satisfy and comply with or cause to be performed, satisfied and complied with or cause to be performed, satisfied and complied with the conditions, provisions and requirements of the insurance policies and the companies writing such policies so that, at all times, companies reasonably acceptable to Lessor provide the insurance required by this
Article 5.

          5.06. Each policy of insurance required to be carried pursuant to the provisions of Article 5 shall contain (i) a provision that no act or omission of Lessor or Lessee shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (ii) an agreement by the insurer that such policy shall not be cancelled, modified or denied renewal without at least thirty (30) days prior written notice to Lessor, (iii) an agreement that if cancellation is due to nonpayment of premiums, the insurer will so specify in the notice given in (ii) above and will reinstate the policy upon payment of the premiums by Lessor or a fee mortgagee and (iv) a waiver of subrogation by the insurer.

          5.07. If by reason of changed economic conditions the insurance amounts referred to in this Lease become inadequate, upon Lessor's request, the limits shall be reasonably increased by Lessor from time to time (but not more often than once every 24 months) to meet changed circumstances including but not limited to changes in purchasing power of the dollar and changes indicated by the course of plaintiffs' verdicts in personal injury actions in the applicable court, Morris County, State of New Jersey, but any changes in limits shall be consistent with what is customary for buildings of similar age, size, location, construction and use.

          ARTICLE 6. Damage or Destruction.
                     ---------------------

          6.01. In case of damage to or destruction of the Property or any part thereof by fire or other casualty, Lessee will promptly give written notice thereof to Lessor and shall, in accordance with the provisions of this Article and all other provisions of this Lease, restore the same as nearly as possible to its value, condition and character immediately prior to such damage or destruction, subject to Lessee's right to make alterations in conformity with and subject to the conditions of Article 9 hereof, and in conformity with the plans and specifications required to be prepared pursuant to Section 6.02, whether or not (i) such damage or destruction has been insured or was insurable,
(ii) Lessee is entitled to receive any insurance proceeds, or (iii) insurance proceeds are sufficient to pay in full the cost of the restoration work in connection with such restoration. Such restoration shall be commenced promptly (but no later than 60 days after the occurrence of such damage or destruction subject to Unavoidable Delays (hereinafter defined)) and shall be prosecuted and completed expeditiously and with utmost diligence, Unavoidable Delays excepted. Lessor, its agents and mortgagees, may, from time to time, inspect the restoration without notice in the event of an emergency or, in other cases, upon reasonable advance notice to Lessee during normal business hours.

          6.02. In the event of any damage or destruction of the Property or any part thereof by fire or other casualty, and the estimated cost to repair exceeds Five Hundred Thousand Dollars ($500,000.00), Lessee agrees to furnish to Lessor at least twenty (20) days before the commencement of the restoration of such damage or destruction, the following:

          (i) complete plans and specifications for such restoration prepared by a licensed and reputable architect reasonably satisfactory to Lessor (the "Architect"), which plans and specifications shall meet with the reasonable approval of Lessor, together with the approval thereof by all governmental authorities then exercising jurisdiction with regard to such work, and which plans and specifications shall be and become the sole and absolute property of Lessor in the event that, for any reason, this Lease shall be terminated.

          (ii) contracts then customary in the trade with (a) the Architect, and
(b) with a reputable and responsible contractor reasonably approved by Lessor, providing for the completion of such restoration in accordance with said plans and specifications, which contracts shall meet with the reasonable approval of Lessor.

          (iii) assignments of the contracts with the Architect and the contractor so furnished, duly executed and acknowledged by Lessee, the Architect and the contractor by its terms to be effective upon any valid termination of this Lease or upon Lessor's re-entry upon the Property following a default by Lessee prior to the complete performance of such contract.

          (iv) certificates of insurance as set forth in Section 5.02 and as otherwise reasonably required by Lessor.

          6.03. All insurance money on account of such damage or destruction shall be paid to Lessor or any mortgagee of the fee, and such insurance money, less the reasonable cost incurred by Lessor or such mortgagee in connection with adjustment of the loss and the collection thereof and Lessor's review of the plans and specifications and contracts, shall be applied by Lessor and any such mortgagee to the payment of the cost of the aforesaid restoration, including the cost of temporary repairs or for the protection of the Property pending the completion of permanent restoration (all of which temporary repairs, protection of Property and permanent restoration are hereinafter collectively referred to as the "Restoration"), and, upon written request of the Lessee shall be paid out to Lessee from time to time (but no more often than once per month) as such Restoration progresses pursuant to the provisions of this Section and shall be received by Lessee in trust for the purposes of paying the cost of such Restoration. The receipt by Lessor of the following are conditions precedent to each payment of insurance money to be made to Lessee pursuant to this Section:

          (i) a requisition ("Requisition") signed by Lessee, dated not more than thirty (30) days prior to such request, certifying the following:

               (a) that the sum then requested either has been paid by Lessee, and/or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the Restoration therein specified, and giving a brief description of such services and materials and the several amounts so paid and/or due to each of said persons in respect thereof, and stating that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Lessee, that the sum then requested does not exceed the value of the services and materials described in the Requisition, and stating, in reasonable detail, the progress of the work in connection with the Restoration up to the date of the Requisition; and

               b) that, to the best of Lessee's knowledge, except for the amount in such Requisition due for services or materials, there is no other amount then due for labor, wages, materials, supplies or services in connection with the Restoration, which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's, or materialman's statutory or similar lien upon such Restoration or upon the Property or any part thereof.

          (ii) a certificate or report of a title insurance company satisfactory to Lessor or such fee mortgagee, or other evidence reasonably satisfactory to Lessor or such fee mortgagee, to the effect that there has not been filed with respect to the Property or any part thereof or upon Lessee's leasehold interest therein any vendor's, mechanic's, laborer's, materialman's or other lien in respect of such services rendered or materials furnished which has not been discharged of record.

          Simultaneously with receipt of the insurance money, Lessee shall deliver to Lessor acknowledgments of payment and waivers of lien from all vendors, mechanics and laborers receiving payment, to the extent of the work performed through the date of the previous request by Lessee for insurance money.

          Notwithstanding any provision of this Section 6.03 to the contrary, if the proceeds of insurance are Five Hundred Thousand Dollars ($500,000.00) or less, the full proceeds shall be disbursed in a lump sum to Lessee upon evidence that the Restoration has been completed, without satisfying the conditions precedent to payment of the insurance money set forth in this Section.

          6.04. If the net insurance money as aforesaid at the time held by Lessor or any such fee mortgagee or mortgagees shall be insufficient to pay the entire cost of such Restoration, Lessee will pay the deficiency, and Lessee shall immediately upon request of Lessor or such fee mortgagee at any time deposit with Lessor or such fee mortgagee cash or other security reasonably satisfactory to Lessor or such fee mortgagee to secure payment of such deficiency.

          6.05. Upon receipt by Lessor or any such fee mortgagee or mortgagees of satisfactory evidence of the character required by Section 6.03 that the Restoration has been completed and paid for in full (including, without limitation, a true copy of the permanent or temporary certificate of occupancy for the building if a new certificate is being issued or if the then existing certificate is modified, and a then current, complete set of "as built" plans for the building) and that there are no Events of Default then in existence, any balance of the insurance money at the time held by Lessor or any such fee mortgagee or mortgagees may be retained by Lessee and shall be returned to Lessee. Lessee shall not be entitled to any interest on any sums of money held under this Article 6 by Lessor or by any fee mortgagee.

          6.06. (i) If the Property shall be partially or totally damaged or destroyed by fire or other casualty, Lessee shall restore such damage or destruction as previously provided in this Article 6, Net Rent and Additional Rent shall continue to be due and payable as if no damage or destruction had occurred, and this Lease shall remain in full force and effect.

          6.07. Notwithstanding any provision in Article 6 or 7 to the contrary, in case of damage to or destruction of all or a substantial portion of the Property by fire or other casualty ("Major Casualty"), or if all or a substantial part of the Property is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation) ("Major Condemnation"), and: (a) in the case of a Major Casualty, such Major Casualty (i) shall be deemed a "total loss" for insurance purposes or
(ii) shall be determined to be a loss of such dimension that the Property cannot be completely restored or rebuilt within two hundred seventy (270) days computed after the hypothetical date of commencement of such construction; or (b) in the case of major Condemnation (other than a temporary taking), such Major
Condemnation shall, in Lessee's reasonable judgment, render the Property unsuitable for restoration for continued use and occupancy of Lessee's business; or (c) in either case, the Major Casualty or Major Condemnation in question occurs during the last two years of Lease term and the reasonably estimated cost of restoration is more than fifty percent (50%) of the full insurable value of the Property (any Major Casualty or Major Condemnation described in any of clauses (a) through (c) above being referred to herein as a "Major Loss Event"); then Lessee may, at its option, exercisable not later than sixty (60) days after the date of such Major Loss Event, deliver to Lessor notice (a "Termination Notice") of its intention to terminate this Lease on the next rental payment date that occurs not less than thirty (30) days after the delivery of such notice

(also the "Termination Date"), which Termination Notice must include or be accompanied by evidence or documentation reasonably acceptable to Lessor demonstrating that the applicable conditions of clause (a), clause (b) or clause
(c) above have been satisfied. Upon such termination of the Lease in accordance with this Section 6.07, Lessee and Lessor shall have no further obligations hereunder, except to the extent such obligations are to survive the termination of this Lease as otherwise provided in this Lease, and Lessor shall be entitled to receive any and all insurance proceeds received in connection with such Major Casualty, or any and all awards paid by the condemning authority in connection with such Major Condemnation, excluding awards for Lessee's moving and relocation expenses, business interruption and Lessee's Equipment, which Lessee shall be entitled to receive and retain, as long as such award does not reduce the award otherwise payable to Lessor. If Lessee fails timely to deliver the Termination Notice, together with the required evidence documentation of the occurrence of a Major Loss Event, in accordance herewith, Lessee shall have no further right to terminate this Lease on account of the Major Loss Event in question. For purposes of clause (c) above only, "full insurable value" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

          6.08 To the extent the provisions of this Article or otherwise in this Lease shall conflict with the provisions of any laws of the State of New Jersey, or any agency or political subdivision thereof, controlling the rights and obligations of parties to leases in the event of damage by fire or other casualty to leased space, the provisions of this Article and this Lease shall govern and control and such conflicting laws shall be deemed expressly waived by the parties hereto.

          ARTICLE 7. Condemnation.
                     ------------

          7.01. If any part of the Property is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation), this Lease shall, as to the part taken, terminate as of the date title shall vest in the condemnor and continue in full force as to the remainder and in the event of such a partial taking, the Net Rent and Additional Rent shall be equitably adjusted by Lessor and Lessee taking into account the portion of the Property so taken, and Lessee, at its cost and expense, shall proceed to restore, subject to Unavoidable Delays, the remaining portion of the Property to a complete architectural unit, to the extent practicable and economically feasible in Lessee's reasonable judgment, whether or not the net condemnation award is sufficient to pay in full the cost of such restoration. Such restoration work shall be performed in the same manner and pursuant to the same conditions as set forth in Article 6 hereof with respect to restoration as a result of a fire or casualty. In the event the parties cannot agree upon such rent adjustment referred to above, then such dispute shall be submitted to arbitration and any decision thereof shall be final and binding. In any such event, Lessee waives all claims against Lessor and covenants and agrees that Lessee will make no claim by reason of the partial taking of the Property. Lessor shall be entitled to receive any and all awards paid by the condemning authority in connection with such partial taking, provided that such condemnation award received by Lessor, less the reasonable costs incurred by Lessor in connection with the collection of such award and Lessor's review of the plans and specifications and contracts, shall be applied, to the cost of such restoration, subject to the same conditions to release set forth in Articles 6.03 and 6.04 hereof. Any balance of the award remaining after completion of such restoration and not used for such restoration, may be retained by Lessor.

          7.02. Notwithstanding the foregoing provisions of Section 7.01, in the case of such partial taking, if Lessee shall reasonably determine that the remaining portion of the Property cannot practicably be so restored to a complete architectural unit or that such restoration is not economically feasible or that after such restoration the remainder of the Property would not be suitable for the use permitted hereunder, then Lessee may terminate this Lease as to the remainder of the Property and upon such termination, Lessee and Lessor shall have no further obligations hereunder, except to the extent such obligations are to survive the termination of this Lease as otherwise provided in this Lease, and Lessor shall be entitled to receive any and all awards paid by the condemning authority in connection with such condemnation, excluding awards for Lessee's moving and relocation expenses, business interruption and Lessee's Equipment, which Lessee shall be entitled to receive and retain, as long as such award does not reduce the award otherwise payable to Lessor.

          7.03. In the event of total condemnation (a sale in lieu of condemnation to be deemed a taking or condemnation), this Lease shall terminate as of the date title shall vest in the condemnor and, upon such termination, Lessor and Lessee shall have no further obligations hereunder, except to the extent such obligations are to survive the termination of this Lease as otherwise provided in this Lease and Lessor shall be entitled to receive any and all awards paid by the condemning authority in connection with such condemnation, excluding awards for Lessee's moving and relocation expenses, business interruption and Lessee's Equipment, which Lessee shall be entitled to receive and retain, as long as such award does not reduce the award otherwise payable to Lessor.

          ARTICLE 8. Repairs and Maintenance.
                     -----------------------

          8.01. Lessee shall, at its own cost and expense, keep and maintain the Property in good condition and repair and make all necessary repairs and replacements to the Property, whether structural or non-structural, including, but not limited to, the pipes, water, sewage and septic system, heating system, plumbing system, window glass, fixtures, and all other appliances and their appurtenances and all equipment and personal property used in connection with the Property so that the Property is in at least the same condition as when received by Lessee, reasonable wear and tear excepted. Such repairs and replacements, interior and exterior, structural and non-structural, shall be made promptly, as and when necessary so that the Property is in at least the same condition as when received by Lessee, reasonable wear and tear excepted. All repairs and replacements shall be in quality and class at least equal to the original work. On default of the Lessee in making such repairs or replacements, the Lessor may, but shall not be required to, make such repairs and replacements for the Lessee's account, and the expense thereof together with Interest (hereinafter defined) thereon shall constitute and be collectible as Additional Rent. Lessee shall maintain at its sole cost and expense all portions of the Property in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

          ARTICLE 9. Alterations and Improvements by Lessee.
                     --------------------------------------

          9.01. Lessee may make any nonstructural, interior and/or exterior alterations, changes, additions, improvements, reconstructions or replacements of any of the Property ("Alteration"), other than those which would result in a permanent diminution in the value of the Property. Lessee shall obtain the prior written consent of Lessor to (i) any non-structural Alteration which would result in a permanent diminution in the value of the Property, which consent may be withheld in Lessor's sole discretion, or (ii) any structural Alteration, which consent shall not be unreasonably withheld.

          9.02 Lessee shall do all such work in a good and workmanlike manner, at its own cost, and in accordance with all laws and legal requirements. Lessee shall discharge, within sixty (60) days (by payment or by filing the necessary bond, or otherwise), any mechanics', materialmen's or other lien against the Property and/or Lessor's interest therein, which lien may arise out of any payment due for any labor, services, materials, supplies, or equipment furnished to or for Lessee in, upon, or about the Property.

          9.03 All fixtures, work, alterations, additions, improvements or equipment installed or made by Lessee, or at Lessee's expense, upon or in the Property shall be the Property of Lessor. Notwithstanding the foregoing, Lessor shall have the right and privilege: (a) at the time Lessee requests Lessor's consent to an alteration, if such consent is required, or, (b) if such consent is not required, upon Lessee's request to be advised whether or not removal will be required, and if Lessee does not so request, than at any time up to six months prior to the expiration of the term of this Lease, to serve notice upon Lessee that any such fixtures, work, alterations, additions, improvements or equipment shall be removed by the termination of the term of this Lease (or within a reasonable time prior to the termination of the term of this Lease, if termination is other than by the natural expiration of the term), in which event, Lessee shall, at its own cost and expense and at or prior to the expiration of the term of this Lease, remove same in accordance with such request, and restore the Property to its original condition, reasonable wear and tear excepted. If Lessee fails to so remove and restore, Lessor shall have the right to remove such property and to dispose of the same and to restore the Property without accountability to Lessee, and at the sole cost and expense of Lessee. In the event of any damage to the Property as a result of the removal of such property, Lessee shall immediately repair such damage or, in default thereof, shall immediately upon request reimburse Lessor for Lessor's costs and expenses in repairing such damage, and the provisions of this sentence shall survive the expiration of the term of this Lease. All Lessee's Equipment and other personal property and moveable equipment owned by Lessee upon or in the Property shall remain the property of Lessee unless Lessee fails to remove such personal property or equipment upon termination of this Lease or surrender by Lessee of the Property to Lessor all in accordance with the provisions set forth above with respect to removals at Lessor's request.

          ARTICLE 10. Discharge of Liens.
                      ------------------

          10.01. Lessee shall not create or permit to be created any lien, encumbrance or charge upon the Property or any part thereof or the income therefrom or this Lease or the leasehold estate created hereby, and Lessee shall not suffer any other matter or thing whereby the estate, rights and/or interest of Lessee and/or Lessor (or any part thereof) in the Property or any part thereof might be encumbered by any such lien, encumbrance or charge.

          10.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Property or any part thereof, Lessee, within twenty
(20) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy Lessor may have hereunder or at law or equity, Lessor may, but shall not be obligated to, discharge the same and Lessor shall be entitled, if Lessor so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Lessor and all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Lessor in connection with the discharge of the lien and/or the prosecution of such action, together with Interest thereon from the respective dates of Lessor's making of the payment or incurring of the cost and expense to the date Lessee reimburses Lessor for such amount shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee to Lessor immediately on demand.

          10.03. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Property or any
part   thereof.

          ARTICLE 11. Compliance with Laws, Ordinances, Etc.
                      -------------------------------------

          11.01. Throughout the term of this Lease, Lessee, at its sole cost and expense, will promptly comply in all respects with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers (including, without limitation, all environmental laws, ordinances, orders, rules, regulations and requirements), and all orders, rules and regulations of the National Board of Fire Underwriters, or any other body or bodies exercising similar functions, foreseen or unforeseen, ordinary, as well as extraordinary, which may be applicable to the Property or any part thereof and the sidewalks, alleyways, passageways, curbs and vaults adjoining the Property or to the use or manner of use of the Property or the owners, tenants or occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements or other work or interfere with the use and enjoyment of the Property.

          11.02. Lessee shall likewise observe and comply in all respects with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Property and the improvements thereon, and Lessee shall, in the event of any violation or any attempted violation of the provisions of this Section 11.02, take steps immediately upon knowledge of such violation or attempted violation to remedy or prevent the same, as the case may be.

          11.03. Lessee agrees to perform all obligations of Lessor and pay all expenses which Lessor or Lessee may be required to pay in accordance with, and to comply and cause the Property to comply in all respects with all of the terms and conditions of, any reciprocal easement agreement or any other agreement or document of record now affecting the Property or hereafter executed with Lessee's written consent during the term hereof.

          ARTICLE 12.  Lessor's Right to Perform Lessee's Covenants.
                       --------------------------------------------

          12.01. If, after any applicable grace and/or notice period but without notice or grace in the case of an emergency, Lessee shall at any time fail to pay any Imposition in accordance with the provisions of Article 4 hereof or to take out, pay for, maintain or deliver any of the insurance policies provided for in Article 5 or Article 9 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, or shall default in the performance of any of its obligations under this Lease (hereinafter referred to as "Breaches"), then Lessor, or any fee mortgagee, without thereby waiving such Breach or releasing Lessee from any obligation contained in this Lease, may (but shall not be obligated to), perform the same for the account of and with the expense thereof to be paid by Lessee, and may (but shall be under no obligation to) enter upon the Property for any such purpose and take all such action thereon, as may be necessary therefor.

          12.02.  All sums so paid by Lessor or any fee  mortgagee  pursuant  to
Section 12.01 above and all costs and expenses, including, without limitation, all reasonable legal fees and disbursements incurred by Lessor or any fee mortgagee in connection with the performance of any such act pursuant to Section
12.01 above, together with Interest thereon from the respective dates of Lessor's or such fee mortgagee's making of each such payment or incurring of each such cost and expense to the date paid by Lessee to Lessor or such fee mortgagee shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee to Lessor or such fee mortgagee immediately on demand.

          ARTICLE 13. Entry on Property By Lessor.
                      ---------------------------

          13.01. Lessee will permit Lessor and its authorized representatives to enter the Property at all reasonable times and hours upon reasonable notice to Lessee for the purpose of (i) inspecting the same, and (ii) making any necessary repairs thereto and performing any work therein that Lessor may be entitled to make or perform, respectively, pursuant to the provisions of Section 12.01 hereof. Nothing herein shall imply any duty upon the part of Lessor to do any such work, and performance thereof by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same.

          ARTICLE 14. Indemnification of Lessor.
                      -------------------------

          14.01. Lessee will indemnify and save harmless Lessor and any joint venturer of Lessor against and from all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, judgments and causes of action including, without limitation, architects' and attorneys' fees and disbursements, which may be imposed upon or incurred by or asserted against Lessor and/or any such joint venturer by reason of any of the following occurring during the term of this
Lease:

          (i) any work or thing done in, on or about the Property or any part thereof;

          (ii) any use, non-use, possession, occupation, restoration, alteration, repair, condition, operation, maintenance or management of the Property or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

          (iii) any negligence on the part of Lessee or any of its agents, contractors, servants, employees, sublessees, licensees or invitees;

          (iv) any accident, injury (including, without limitation, death) or damage to any person or entity or property occurring in, on or about the Property or any part thereof or any street, alley, sidewalk, curb, vault, passageway, or space adjacent thereto, unless due to the negligence of Lessor or its agents;

          (v) any failure on the part of Lessee to perform or comply with any of
the  covenants,   agreements,  terms,  provisions,   conditions  or  limitations
contained in this Lease on its part to be performed or complied with;

          (vi) any liability which may be asserted against Lessor or any lien or claim which may be alleged to have arisen against or on the Property, under any law, ordinance, order, rule, regulation or requirement of any governmental authority, unless due to the negligence of Lessor or its agents;

          (vii) any failure on the part of Lessee to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in any occupancy agreements, concession agreements or other contracts and agreements affecting the Property, on Lessee's part to be kept, observed or performed;

          (viii) any tax or fee attributable to the execution or recording of this Lease or any memorandum thereof charged by any governmental authority; or

          (ix) any contest permitted pursuant to the provisions of any Article of this Lease.

          The obligations of Lessee under this Article 14 shall not in any way be affected by the absence or presence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Property.

          In case any claim, action or proceeding is made or brought against Lessor by reason of any of the foregoing events to which reference is made in this Section 14.01, then Lessee, upon written notice from Lessor will, at Lessee's sole cost and expense, resist or defend such claim, action or proceeding, in Lessor's name, if necessary, by counsel approved, in writing, by Lessor, such approval not be unreasonably withheld. Notwithstanding the foregoing, Lessor may engage its own counsel, at Lessor's sole cost and expense (notwithstanding any provision in this Lease to the contrary), to defend it or to assist in its defense.

          14.02. The provisions of Section 14.01 shall survive the termination or expiration of this Lease.

          ARTICLE 15. Assignments, Subletting, Mortgages.
                      ----------------------------------

          15.01. Lessee shall have the right to assign this Lease, or to sublet the whole or any part of the Property, for use for any lawful purpose, provided Lessee shall remain liable for the obligations of Lessee hereunder, which liability of Lessee shall be and remain that of a primary obligor and not a guarantor or surety. Lessee agrees that in the case of an assignment of this Lease, Lessee shall, within fifteen (15) days after the execution and delivery of any such assignment, deliver to Lessor (i) a duplicate original of such assignment in recordable form and (ii) an agreement executed and acknowledged by the assignee in recordable form wherein the assignee shall agree to assume and agree to observe and perform all of the terms and provisions of this Lease on the part of the Lessee to be observed and performed from and after the date of such assignment. In the case of a sublease, Lessee shall, within fifteen (15) days after the execution and delivery of such sublease, deliver to Lessor a duplicate original of such sublease.

          15.02 Upon the occurrence of, and during the continuance of, an Event of Default under this Lease, Lessor shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Property, and Lessee hereby irrevocably and unconditionally assigns such rents and money to Lessor, which assignment may be exercised upon and after (but not before) the occurrence of an Event of Default.

          ARTICLE 16. Surrender.
                      ---------

          16.01. Lessee shall on the last day of the term hereof, or upon any earlier termination of this Lease, or upon any re-entry by Lessor upon the Property pursuant to Article 17 hereof, surrender and deliver up the Property and all fixtures and equipment used in the operation of the building, excluding Lessee's Equipment and Lessee's personal property, now or hereafter at the Property into the possession and use of Lessor in the same condition as received, reasonable wear and tear excepted, and free and clear of any liens created by Lessee or resulting from the acts or omissions of Lessee. Lessee shall at no time during the term of this Lease remove any fixtures or equipment used in the operation of the building from the Property (except personal property and Lessee's Equipment, which may be removed and not replaced, in Lessee's sole discretion) except Lessee may remove from the Property any equipment or other personal property which is obsolete or unfit for use or which is no longer useful in the operation of the Property so long as such equipment and/or other personal property are immediately replaced with equipment and/or other personal property, as the case may be, which are current, fit for use and useful in the operation of the Property and Lessee complies with any applicable provisions of the Lease with respect thereto (i.e., requirements in connection with alterations). Nothing in this

Article 16 shall in any way be deemed to affect any of Lessee's obligations as to the use of the Property set forth in Article 2 of this Lease.

          ARTICLE 17. Default Provisions.
                      ------------------

          17.01. Each of the following events shall be an "Event of Default" hereunder:

          (i) Default by Lessee in paying any installment of Net Rent or Additional Rent or in making any deposit required pursuant to Article 4, which default continues for five (5) days after notice from Lessor; provided, however, with respect to the payment of Net Rent only, Lessee shall be entitled to an additional period of five (5) days after the expiration of the cure period stated herein, if such default occurs on any Rent Increase Date.

          (ii) If Lessee shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future bankruptcy act or any other present or future applicable federal, state or other statute or law or other law, ordinance, order, rule, regulation or requirement of any governmental authority, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of Lessee's leasehold estate with respect to the Property;

          (iii) If within sixty (60) days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law or other law, ordinance, order, rule, regulation or requirement of any governmental authority, such proceeding shall not have been stayed or dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of Lessee's leasehold estate with respect to the Property, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within thirty (30) days after the expiration of any such stay, such appointment shall not have been vacated; or

          (iv) Default by Lessee in observing or performing one or more of the other terms, conditions, covenants or agreements of this Lease and the continuance of such default for a period of thirty (30) days after written notice by Lessor specifying such default (unless such default requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case no such Event of Default shall be deemed to exist so long as Lessee shall have commenced curing such default within such thirty (30) day period and shall diligently and continuously prosecute the same to completion.

          17.02. If an Event of Default shall occur, Lessor, at any time thereafter, may at its option give written notice to Lessee stating that this Lease and the term of this Lease shall expire and terminate on the date specified in such notice, which date shall be not less than three (3) days from the date of such notice, and upon the expiration of such three (3) days, this Lease and the term of this Lease and all rights of the Lessee under this Lease shall expire and terminate as if that date were the date herein definitely fixed for the expiration of the term of this Lease, and Lessee shall quit and surrender the Property and all other property as required hereunder to Lessor but Lessee shall remain liable as hereinafter provided.

          17.03. If any Event of Default shall occur, or if this Lease shall be terminated as provided in Section 17.02 hereof or by summary proceedings or otherwise, then, and in any of such events, Lessor may without notice, re-enter the Property and dispossess Lessee and the legal representative of Lessee or other occupant of the Property by summary proceedings or otherwise, and remove their effects and hold the Property as if this Lease had not been made, and Lessee hereby waives the service of notice of intention to re-enter or to institute legal or other proceedings to that end. The terms "enter," "re-enter," "entry," or "re-entry," as used in this Lease, are not restricted to their technical legal meaning.

          17.04. In the event of any termination of this Lease under the provisions of this Article or if Lessor shall re-enter the Property under the provisions herein, or in the event this Lease is otherwise terminated due to Lessee's default hereunder, or in the event of re-entry by or under any summary dispossess or other proceedings or action or any provision of law by reason of defaults hereunder on the part of the Lessee, Lessee shall thereupon pay to the Lessor the Net Rent and Additional Rent payable by Lessee to Lessor up to the time of such termination of this Lease, or of such recovery of possession of the Property by the Lessor, as the case may be, and shall also pay to Lessor damages as hereinafter provided.

          17.05. In the event of a breach or a threatened breach by Lessee of any of its obligations under this Lease, Lessor shall also have the right of injunction. The special remedies to which Lessor may resort in this Article are cumulative and not intended to be exclusive of any other remedies or means of redress to which Lessor may lawfully be entitled at any time and Lessor may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

          17.06. Subject to applicable law, if this Lease shall terminate under the provisions of Section 17.02, or if Lessor shall re-enter the Property under the provisions of Section 17.03 or in the event of the termination of this Lease, or re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of the Lessee, Lessor shall be entitled to retain all monies, if any, paid by Lessee to Lessor, whether as advance rent, security or otherwise, but such monies shall be credited by Lessor against any Net Rent or Additional Rent due from Lessee at the time of such termination or re-entry or, at Lessor's option, against any damages payable by Lessee under this Article or pursuant to law or equity.

          17.07. If this Lease is terminated or if Lessor shall re-enter the Property under the provisions of this Article, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of the default hereunder on the part of the Lessee, Lessee shall pay to Lessor as damages, at the election of Lessor, sums equal to the Net Rent and the Additional Rent payable hereunder throughout the stated term of this Lease which would have been payable by Lessee had this Lease not so terminated, or had Lessor not so re-entered the Property, payable upon the due dates therefor specified herein following such termination or such re-entry.

          17.08. (i) In the event Lessor terminates this Lease under this Article, Lessor shall credit Lessee with the net rents received by Lessor from any re-letting of the Property during what would have been the balance of Lessee's stated lease term, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such re-letting, the reasonable expenses incurred or paid by Lessor in terminating this Lease or in re-entering the Property and in securing possession thereof (including, without limitation, reasonable attorneys' fees and disbursements and amounts for which Lessee indemnifies Lessor under Section 14.01(v) of this Lease incurred by Lessor in connection with the default by Lessee resulting in such termination), including, without limitation, the cost of altering, repairing and preparing the Property for new tenants, brokers' commissions and other expenses sustained in securing any new tenants or other occupants, attorneys' fees and disbursements and all other expenses properly chargeable against the Property and the rental thereof (including, without limitation, the cost and expense of Lessor in maintaining and operating the Property), and any other liability of Lessee to Lessor, it being understood that any such re-letting may be for a period shorter or longer than the remaining term of this Lease, but in no event shall Lessee be entitled to receive any excess of such net rents over the sums payable by Lessee to Lessor hereunder, or shall Lessee be entitled in any suit for the collection of damages pursuant to this Section to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Lessor. No re-entry by Lessor, whether had or taken under summary proceedings or otherwise, shall absolve or discharge Lessee from liability hereunder. Lessor in no way shall be responsible or liable for any failure to re-let the Property or any part thereof, or for any failure to collect any rent due on any such re-letting.

          (ii) If the Property or any part thereof shall be re-let by Lessor on commercially reasonable terms for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall, prima facie, be the fair and reasonable rental value for the Property, or part thereof, so re-let during the term of the re-letting.

          17.09. Suit or suits for the recovery of damages or deficiencies, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated hereunder, or under any provision of law, or had Lessor not re-entered the Property. Nothing herein contained shall be construed to limit or preclude recovery by Lessor against Lessee of any sums or damages to which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee. Nothing herein contained shall be construed to limit or prejudice the right of Lessor to obtain as damages by reason of the termination of this Lease or re-entry of the Property for the default of Lessee under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 17.07.

          17.10. The failure of Lessor to insist upon enforcement of Lessee's obligations of strict performance with the terms of this Lease or payment of Net Rent or Additional Rent, shall not be deemed to be a waiver of those obligations.

          17.11. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Property, by reason of the violation by Lessee of any of the covenants or conditions of this Lease or otherwise.

          17.12. Lessee waives the right to trial by jury with respect to any action arising out of this Lease. Lessee further waives its rights to interpose any counterclaim (other than a counterclaim which, if not asserted, would be legally barred) or offset in any summary proceeding instituted by Lessor based upon non-payment of Net Rent or Additional Rent.

          17.13. All Net Rent and Additional Rent payable by Lessee hereunder and each and every installment thereof, and all costs, attorneys' fees, disbursements and other expenses which may be incurred by Lessor in enforcing the provisions of this Lease or on account of any delinquency of Lessee in carrying out the provisions of this Lease, shall be and they hereby are declared to constitute a valid lien upon the Lessee's leasehold with respect to the Property to the extent permitted by law.

          17.14. No receipt of moneys by Lessor from Lessee after termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue or extend the term of this Lease or affect any notice theretofore given Lessee, or operate as a waiver of the right of Lessor to enforce the payment of Net Rent and Additional Rent payable by Lessee hereunder or thereafter falling due, or operate as a waiver of the right of Lessor to recover possession of the Property, it being agreed that after the service of notice to terminate this Lease or the commencement of suit or summary proceedings, or after final order or judgment for the possession of the Property, or after possession of the Property by re-entry by summary proceedings or otherwise, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Property or, at the election of Lessor, on account of Lessee's liability hereunder.

          17.15. No failure of Lessor to exercise any right or remedy consequent upon a default in any covenant, agreement, term or condition of this Lease, and no acceptance of full or partial Net Rent or Additional Rent by Lessor during the continuance of any such default, shall constitute a waiver of any such default or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by either party, and no default thereof, shall be waived, altered or modified except by a written instrument executed by that party. No waiver of any default shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent default thereof.

          17.16. Each right and remedy of Lessor provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or otherwise, and the exercise or beginning of the exercise by Lessor of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or otherwise shall not preclude the simultaneous or later exercise by Lessor of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or otherwise.

          17.17. The prevailing party in any litigation or other legal proceeding to enforce the terms of this Lease or otherwise arising out of this Lease shall be entitled to reimbursement from the non-prevailing party of all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the prevailing party, and all such costs and expenses, may be included in and form a part of any judgment entered in any action or proceeding against the non-prevailing party.

          ARTICLE 18. Subordination; Lien Waiver.
                      --------------------------

          18.01. This Lease is subject and subordinate to all present and future ground or underlying leases and to all present and future mortgages which may now or hereafter affect such leases or the Property (or any part thereof) or Lessor's fee interest in the Property, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided the holder of such mortgagee or the ground lessor, as the case may be, enters into the Subordination and Nondisturbance Agreement with Lessee substantially in the form of Exhibit "B" annexed hereto. Nothing contained in this Lease shall limit or curtail Lessor's right to sell, mortgage or otherwise deal with its fee interest in the Property, or affect Lessor's right to assign the Net Rent and/or Additional Rent payable under this Lease either as further collateral security under a fee mortgage or otherwise. Any such assignment of rent shall be honored by Lessee.

          18.02 In connection with the acquisition, financing or leasing by Lessee of Lessee's Equipment, Lessor agrees to enter into a Lessor's Lien Waiver substantially in the form of Exhibit "C" annexed hereto or as otherwise reasonably required by Lessee.

          ARTICLE 19. Bills and Notices.
                      -----------------

          19.01. Except as otherwise in this Lease provided, a bill, statement, notice or communication which Lessor may desire or be required to give to Lessee, shall be deemed sufficiently given or rendered if, in writing, delivered to Lessee personally by hand or sent by nationally recognized overnight courier service or sent by certified mail, return receipt requested, postage prepaid, addressed to Lessee at the address first hereinabove given, Attn: General Counsel, or at such other address as Lessee may designate by written notice from time to time to Lessor, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Lessee personally or delivered to Lessee by overnight courier or five days after mailed as herein provided. Any notice by Lessee to Lessor must be served personally by hand or by nationally recognized overnight courier service or certified mail, return receipt requested, postage prepaid, addressed to Lessor at the address first hereinabove given or at such other address as Lessor shall designate by written notice to Lessee from time to time during the term hereof, and the time of the rendition of such notice shall be deemed to be the time when the same is delivered to Lessor personally or delivered to Lessor by overnight courier or five days after mailed as herein provided.

          ARTICLE 20.   Quiet Enjoyment.
                        ---------------

          20.01. Lessor covenants and agrees with Lessee that upon Lessee paying the Net Rent and Additional Rent and observing and performing all the terms, covenants and conditions on Lessee's part to be observed and performed hereunder, Lessee may peaceably and quietly enjoy the Property hereby demised, subject, however, to the terms and conditions of this Lease.

          ARTICLE  21.  Covenants to Bind and Benefit Respective Parties.
                        ------------------------------------------------

          21.01. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor and Lessee and their respective successors and (except as otherwise provided herein) assigns, and cannot be changed, modified or terminated orally, but only by an instrument in writing signed by both parties.

          ARTICLE 22.   Additional Rent.
                        ---------------

          22.01. Any monies or amounts due Lessor from Lessee at any time during the term of this Lease, or otherwise pursuant to the terms of this Lease, other than Net Rent, shall be deemed "Additional Rent", and if Lessor, at any time, is pursuant to the terms of this Lease compelled to pay or elects to pay any sum of money or amount or to do any act which will require the payment of any sum of money, by reason of the failure of the Lessee to comply with any provision of this Lease, or if the Lessor is compelled to incur any expense, including, without limitation, reasonable attorneys' fees and disbursements, as a result of any breach on the part of the Lessee, or in instituting, prosecuting and/or defending any action or proceeding arising by reason of any breach on the part of the Lessee under the terms of this Lease, the sum or sums so paid, or expenses so incurred by the Lessor, together with all Interest from the date such sums were paid or expense incurred through the date Lessee reimburses Lessor for such amounts, shall also be deemed Additional Rent under this Lease. Additional Rent shall be payable by Lessee to Lessor upon demand, unless otherwise set forth herein. Lessee will be obligated for Lessor's legal fees in enforcing the Lease if Lessor is the prevailing party in litigation.

          ARTICLE 23. Estoppel Certificates
                      ---------------------

          23.01 Lessor and Lessee shall at any time and from time to time, upon not less than twenty (20) days' prior written request by the other, execute, acknowledge and deliver to the other a statement in writing, certifying (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, setting forth such modifications), (ii) the dates to which Net Rent, payable hereunder has been paid, (iii) that to the knowledge of the signer of such certificate no default by either Lessor or Lessee exists hereunder or specifying each such default of which the signer may have knowledge, (iv) the remaining term hereof, (v) with respect to a certificate signed on behalf of Lessee, that to the knowledge of the signer of such certificate, there are no proceedings pending or threatened against Lessee before or by any court or administrative agency which if adversely decided would materially and adversely affect the financial condition and operations of Lessee or if any such proceedings are pending or threatened to said signer's knowledge, specifying and describing the same, and (vi) such other matters as may reasonably be requested by the party requesting the certificate. It is intended that any such statements may be relied upon by Lessor, the recipient of such statements or their assignees or by any prospective purchaser, assignee or subtenant of the Property.

          ARTICLE 24. Definitions.
                      -----------

          24.01.  "Interest"  shall mean a rate per annum equal to the lesser of
(i) two percent (2%) above the prime commercial lending rate of CitiBank, N.A., New York, New York charged to its customers of the highest credit standing for 90 day unsecured loans, in effect from time to time, or (ii) the maximum applicable legal rate, if any.

          24.02. The term "Lender" shall mean an entity identified as such in writing to Lessee which makes a loan to Lessor, secured by a mortgage and security agreement and evidenced by a note, or which is the holder of the mortgage and note as a result of an assignment thereof.

          24.03. The term "Lessor" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Property, so that in the event of any transfer of title of the said Property, the said transferor or Lessor shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Lessor hereunder, and it shall be deemed and construed as a covenant running with the land, without further agreement between the parties or their successors in interest that the transferee has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Lessor hereunder.

          24.04. The term "Lessee," as used in this Lease, shall include more than one person if more than one person is Lessee and that if, at any time, the term "Lessee" shall include more than one person, the obligations of all such persons under this Lease shall be joint and several.

          24.05. "Lease Year" shall mean a period of twelve consecutive calendar months. The first Lease Year shall commence on the Commencement Date and each succeeding Lease Year shall commence on the anniversary date of the first Lease Year.

          24.06. "Unavoidable Delays" shall mean delays caused by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, terrorist action, epidemic, public utility failure, unavoidable casualty, moratorium or similar laws prohibiting performance or severe weather conditions or any other similar matter which shall be beyond the reasonable control of Lessee or Lessor, as the case may be; but the lack or insufficiency of funds shall not constitute an Unavoidable Delay.

          ARTICLE 25. Miscellaneous.
                      -------------

          25.01. Lessee represents and warrants that no broker or finder procured this Lease and that Lessee had no conversations or negotiations with any broker concerning the leasing of the Property. Lessee shall indemnify Lessor against liability in connection with a breach of Lessee's representation and warranty in this Article and in connection with any claim for a brokerage or finder's commission or fee arising out of any conversations or negotiations had by Lessee with any broker. This indemnification shall survive the term and any termination of this Lease.

          25.02. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision shall be valid and be enforced to the fullest extent permitted by law.

          25.03. The parties hereto agree that this Lease constitutes the only agreement between them with respect to the Property and that no oral representations or no prior written matter extrinsic to this instrument shall have any force or effect. Lessee agrees that it has signed this Lease fully aware of the condition of the Property and all other matters relative thereto and is not relying on any representations or agreements other than those contained in this Lease.

          25.04. Promptly upon the request of either party, either party may record a memorandum of this Lease and any amendments thereto. If a memorandum is to be recorded, the parties shall execute, acknowledge and deliver a memorandum hereof in recordable form, prepared by Lessee, the form and substance of which shall conform to applicable law, but may contain such other provisions of this Lease or the substance thereof, as either party may reasonably require, excepting rental provisions. The foregoing shall also apply with respect to each modification of this Lease.

          25.05. This Lease may be modified, amended, discharged or waived only with the written consent of the parties against whom enforcement of any such modification, amendment, discharge or waiver is sought.

          25.06. Notwithstanding anything contained to the contrary in this Lease, whether express or implied, it is agreed that Lessee will look only to Lessor's fee interest in and to the Property for the collection of any judgment (or other judicial process) requiring the payment of money by Lessor in the event of a breach or default under this Lease by Lessor, and no other property or assets of Lessor or its directors, officers, shareholders, partners, joint venturers or other principals (disclosed or undisclosed) shall be subject to suit or to levy, execution or other enforcement procedures for the satisfaction of any such judgment (or other judicial process).

          25.07. Lessee shall at all times keep and maintain full and correct records and books of account of the operations of the Property and shall accurately record and preserve the records of such operations. Upon an Event of Default, Lessee shall permit Lessor and Lessor's accountants access thereto, with the right to make copies and excerpts therefrom upon reasonable advance notice to Lessee. In addition to the foregoing and without in any way limiting the foregoing, within ten (10) days after the preparation or receipt by Lessee or by any person or entity on behalf of Lessee during the term of this Lease of Lessee's annual financial statements, Lessee shall furnish to Lessor a copy of such financial statements so prepared.

          25.08. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or of any provisions thereof, or in any way affect this Lease.

          25.09. The use herein of (i) the singular shall include the plural, and (ii) the neuter pronoun in any reference to Lessor or Lessee shall be deemed to include any individual Lessor or Lessee.

          25.10. This Lease shall be governed by the laws of the State of New Jersey in all respects including, without limitation, the validity, construction and performance thereof. Notwithstanding the foregoing, this Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease to be executed as of the day and year first above written.

                                LESSOR:
                                CLF SYLVAN WAY LLC,
                                a Delaware limited liability company


                                By:   /s/ Michael J. Heneghan
                                      ---------------------------
                                Name:  Michael J. Heneghan
                                Title: Senior Vice President



                                LESSEE:
                                TIFFANY AND COMPANY,
                                a New York corporation


                                By:    /s/ James N. Fernandez
                                       -----------------------
                                Name:  James N. Fernandez
                                Title: Executive Vice President and
                                       Chief Financial Officer

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

          All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Parsippany-Troy Hills, County of Morris, State of New Jersey:

          BEGINNING at point in the southerly sideline of Sylvan Way (a variable wide right of way) distant 1048.67 feet easterly along said southerly sideline and the several courses thereof from the intersection of the easterly sideline of Dryden Way (a variable width right of way) both sidelines produced, and running thence and continuing along Sylvan Way; THENCE

          1) Easterly along the arc of a 460.02 foot radius curve to the left through a central angle of 21 degrees 39 minutes 29 seconds, a distance of
173.89 feet to a point of tangency; THENCE

          2) North 70 degrees 57 minutes 22 seconds East , a distance of 87.99 feet to a point of curvature; THENCE

          3) Along the arc of an 837.65 foot radius curve to the right, through a central angle of 43 degrees 52 minutes 18 seconds, a distance of 641.39 feet to a point; THENCE

          4) Leaving Sylvan Way, South 12 degrees 46 minutes 08 seconds West , a distance of 81.27 feet to a point of curvature; THENCE

          5) Along the arc of a 1063.12 foot radius curve to the left through a central angle of 05 degrees 30 minutes 10 seconds , a distance of 102.10 feet to a point of tangency; THENCE

          6) South 07 degrees 15 minutes 58 seconds West , a distance of 436.46 feet to a point; THENCE

          7) South 09 degrees 06 minutes 31 seconds West, a distance of 256.33 feet to a point; THENCE

          8) South 21 degrees 55 minutes 03 seconds West, a distance of 146.65 feet to a point; THENCE

          9) South 06 degrees 42 minutes 13 seconds East, a distance of 341.14 feet to a point; THENCE

          10) South 68 degrees 18 minutes 29 seconds West, a distance of 817.84 feet to a point; THENCE

          11) South 88 degrees 44 minutes 58 seconds West, a distance of 505.97 feet to a point; THENCE

          12) North 41 degrees 28 minutes 07 seconds West, a distance of 238.23 feet to a point; THENCE

          13) North 21 degrees 43 minutes 08 seconds West, a distance of 459.68 feet to a point; THENCE

          14) North 54 degrees 09 minutes 13 seconds East, a distance of 638.21 feet to a point; THENCE

          15) North 67 degrees 49 minutes 27 seconds East, a distance of 828.31 feet to a point; THENCE

          16) North 59 degrees 10 minutes 16 seconds West, a distance of 344.16 feet to a point; THENCE

          17) North 38 degrees 00 minutes 52 seconds West, a distance of 207.97 feet to the point and place of BEGINNING.

          BEING  the  same  as  shown  on a  minor  subdivision  plan  entitled:
"Prudential Business Campus, Section 2, Minor Subdivision, Block 202, Lot 6.01, situated in Parsippany-Troy Hills Township, Morris County, NJ", prepared by Paulus, Sokolowski and Sartor, Inc., dated Mary 25, 1994.

          The above description being drawn in accordance with a survey prepared by Schoor DePalma , dated October 25, 1995, last revised December 8, 1995.

          NOTE FOR INFORMATION ONLY: Being Lot(s) 6.02, Block 202, Tax Map of the Township of Parsippany-Troy Hills, County of Morris.

                                    EXHIBIT B
                                    ---------


                     FORM OF SUBORDINATION, NON-DISTURBANCE
                     --------------------------------------
                            AND ATTORNMENT AGREEMENT
                            ------------------------

     This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement") is dated as of the _____ day of September, 2005, between Wachovia Bank, National Association, a national banking association ("Lender"), and TIFFANY AND COMPANY, a New York corporation ("Tenant").

                                    RECITALS

     A. Tenant is the tenant under a certain lease (the "Lease") dated as of September 28, 2005 with CLF SYLVAN WAY LLC, a Delaware limited liability company ("Landlord") or its predecessor in interest, of premises described in the Lease (the "Premises") located in a certain office building/warehouse located in the Township of Parsippany-Troy Hills, Morris County, New Jersey and more particularly described in Exhibit A attached hereto and made a part hereof (such office building/ warehouse, including the Premises, is hereinafter referred to as the "Property").

     B. This Agreement is being entered into in connection with a mortgage loan (the "Loan") being made by Lender to Landlord, to be secured by, among other things: (a) a first mortgage, deed of trust or deed to secure debt on and of the Property (the "Mortgage") to be recorded with the registry or clerk of the county in which the Property is located; and (b) a first assignment of leases and rents on the Property (the "Assignment of Leases and Rents") to be recorded. The Mortgage and the Assignment of Leases and Rents are hereinafter collectively referred to as the "Security Documents".

     C. Tenant acknowledges that Lender will rely on this Agreement in making the Loan to Landlord.

                                    AGREEMENT

     For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Tenant agrees that the Lease is and shall be subject and subordinate to the Security Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of the secured obligations and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

     Lender agrees that, if the Lender exercises any of its rights under the Security Documents, including an entry by Lender pursuant to the Mortgage or a foreclosure of the Mortgage, the Lease including without limitation Tenant's right of quiet possession of the Premises under the terms of the Lease shall not be affected so long as Tenant is not in default, after any applicable notice, beyond any applicable grace period of any term, covenant or condition of the Lease.

     Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to fee ownership, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

     Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

     liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord), or subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior
Landlord's interest, or

     accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender, or bound by any surrender, termination (except a termination that is permitted herein or in the Lease without Landlord's consent), amendment or modification of the Lease made without the consent of Lender.

     Lender agrees that,  notwithstanding  any provision hereof to the contrary:
(a) the terms of Article 6 and 7 of the Lease shall continue to govern with respect to the disposition of any insurance proceeds or eminent domain awards, and any obligations of Landlord under the Lease to restore the real estate of which the Premises are a part shall, insofar as they apply to Lender, be limited to insurance proceeds or eminent domain awards received by Lender after the deduction of all reasonable costs and expenses incurred in obtaining such proceeds or awards; and (b) the Lease can be terminated without Lender's consent upon acquisition of the Premises as provided in Section 1.05 of the Lease.

     Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender such additional period of time as may be reasonable to enable Lender to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Security Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Mortgage or to accept a deed in lieu of foreclosure of the Mortgage or to exercise any other remedies under the Security Documents.

     Tenant hereby consents to the Assignment of Leases and Rents from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee becomes, the fee owner of the Premises. Tenant agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease, provided the rent paid to Lender shall be credited against rent due from Tenant under the Lease.

     The Lease shall not be modified, amended or terminated (except a termination that is permitted in the Lease without Landlord's consent) by Tenant without Lender's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed.

     Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be, at the following addresses:

      If to Tenant:       Tiffany and Company
                          600 Madison Avenue
                          New York, New York 10022
                          Attention: Patrick Dorsey, SVP,
                                 Secretary and General Counsel
                          Fax:  (212)  230-5320

      with a copy to:     Gibbons, Del Deo, Dolan, Griffinger & Vecchione
                          One Riverfront Plaza
                          Newark, New Jersey 07102
                          Attention:  Russell Bershad, Esq.
                          Fax:  (973)  639-6345


      If to Lender:       Wachovia Bank, National Association
                          Commercial Real Estate Services
                          8739 Research Drive URP-4
                          NC 1075
                          Charlotte, North Carolina 28262
                          Loan Number: 50-2853324
                          Attention:  Portfolio Management
                          Fax:  (704) 715-0036

      with a copy to:     Timothy W. Corrigan, Esq.
                          Moore & Van Allen
                          100 North Tryon Street, Suite 4700
                          Fax:  (704) 378-2019

     The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the terms "Tenant" and "Landlord" as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant's or Landlord's successors and assigns shall not be construed as Len

     If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

     Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

     This Agreement shall be construed in accordance with the laws of the state of in which the Property is located.

     The person executing this Agreement on behalf of Tenant is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.








                  [Remainder of Page Intentionally Left Blank]

     Witness the execution hereof as of the date first above written.


                                    LENDER:


                                    WACHOVIA BANK, NATIONAL
                                      ASSOCIATION



                                    By:_________________________________________
                                       Name:
                                       Title:


                                    TENANT:


                                    TIFFANY AND COMPANY, a New York corporation



                                    By:_________________________________________
                                    Name:
                                    Title:

     The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.


                                      LANDLORD:


                                      CLF SYLVAN WAY LLC,
                                      a Delaware limited liability company



                                      By:_______________________________________
                                         Name:
                                         Title:

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

     I certify that on September ___, 2005, ______________________ personally came before me and stated to my satisfaction that this person: (a) was the maker of the attached instrument; and, (b) was authorized to and did execute this instrument as __________________ of the entity named in this instrument.


                                       Notary Public
                                       My commission expires: __________________


STATE OF NEW JERSEY                         )
                                            ) SS.
COUNTY OF ________________                  )

     I certify that on September ___, 2005, ______________________ personally came before me and stated to my satisfaction that this person: (a) was the maker of the attached instrument; and, (b) was authorized to and did execute this instrument as __________________ of the entity named in this instrument.


                                       Notary Public
                                       My commission expires: __________________


STATE OF                                    )
                                            ) SS.
COUNTY OF ________________                  )

     I certify that on September ___, 2005, ______________________ personally came before me and stated to my satisfaction that this person: (a) was the maker of the attached instrument; and, (b) was authorized to and did execute this instrument as __________________ of the entity named in this instrument.




Notary Public
My commission expires:

                                    EXHIBIT C
                                    ---------

                     FORM OF LESSOR'S LIEN WAIVER AGREEMENT
                     --------------------------------------


     THIS LESSOR'S LIEN WAIVER AGREEMENT (the "Agreement") is made as of _____, 20__ among __________________________ ("Lessor"), _____________________, with an address at ________________________ ("Agent") and TIFFANY AND COMPANY, a New York corporation, with an office at 600 Madison Avenue, New York, New York ("Lessee").

                                    RECITALS:

     Lessor and Lessee have entered into a Lease Agreement dated September __, 2005 (the "Lease") pursuant to which Lessor has leased to Lessee property together with the improvements and buildings located thereon known as 15 Sylvan Way , in the Township of Parsippany-Troy Hills, Morris County, New Jersey, designated as Lot 6.02 in Block 202 on the Tax Map of Parsippany-Troy Hills, more particularly described in Exhibit A attached hereto and made part hereof (the "Premises").

     Lessee has entered into a______________, dated ___________ (as the same may hereafter be amended, modified or supplemented from time to time, the "Financing Agreement") with Agent, and, as a condition precedent to the financial accommodations being made to Lessee pursuant to the Financing Agreement, Agent requires, among other things, first priority liens on Lessee's equipment and property located on the Premises as more particularly identified in Exhibit B attached hereto and made part hereof (the "Collateral").

     Lessor is willing to enter into this Agreement waiving certain lien rights of Lessor in the Collateral, subject to the terms and conditions hereafter set forth.

     NOW, THEREFORE, for good and valuable consideration, mutual receipt and sufficiency of which is hereby acknowledged, it is agreed:

     1. Lessor will subordinate in all respect any liens it may have in any of the Collateral to the liens of Agent under the Financing Agreement including, without limitation any statutory or possessory liens and any rights of levy or distraint for rent, subject to the terms and conditions hereafter set forth.

     2. None of the Collateral shall be deemed to be part of the realty constituting the Premises, whether or not attached to the real estate.

     3. Lessor will notify Agent if Lessee defaults on its obligations under the Lease and allow Agent fifteen (15) days from Lessor's sending of notice in which to cure or cause Lessee to cure any monetary default under the Lease, and thirty
(30) days to cure any non-monetary default or such longer period as may be reasonably required to cure such non-monetary default, provided Agent shall have commenced curing such non-monetary default within such thirty (30) day period and shall diligently and continuously prosecute the same to completion.

     4. If the Lease is terminated or Lessor retakes possession of the Premises, Lessor shall notify Agent ("Termination Notice"). Agent shall have forty-five
(45) days from the Termination Notice to remove the Collateral and repair any damage caused by the removal and, if affected by the removal, restore to good working condition all building operating systems in the Premises.

     5. If the Collateral is not removed within forty-five (45) days after the Termination Notice, Lessor shall have the right, but shall not be obligated, to remove the Collateral and dispose of the Collateral in any manner Lessor elects, in its reasonable discretion, without liability to Agent or Lessee and without obligation to account to Agent or Lessee. Lessee and Agent shall reimburse all reasonable costs and expenses of Lessor in removing and disposing of the Collateral, including without limitation, storage costs if Lessor elects to store the Collateral, for which obligation Agent and Lessee shall be jointly and severally liable.

     6. All notices, made pursuant to, under or by virtue of this Agreement must be in writing. Counsel for any party is authorized to execute notices on behalf of such party. All notices, demands or requests (except those to persons receiving copies of notices, which can be transmitted via confirmed telecopy, or as provided below), shall be personally delivered or mailed to the party to which the notice, demand or request is being made by certified or registered mail, return receipt requested or by overnight courier service with a signature required for delivery personally or by overnight courier service, addressed as follows:

     (a) to Lessee



     (b) to Lessor



     (c) to Agent



     Notices, demands and requests which shall be given to any party in the manner aforesaid shall be deemed to have been given on the date of receipt, if personally delivered or delivered by overnight courier service (or upon sending of a confirmed telecopy, with respect to persons to receive copies of notices), or three (3) days after being deposited with the United States mail, if mailed as aforesaid.

     7. The agreements contained herein shall continue in force until all of Lessee's obligations and liabilities to Agent are paid and satisfied in full and all financing arrangements between Agent and Lessee have been terminated, or until the Lease has been terminated. This Agreement is binding upon the parties and their successors and assigns. This Agreement may not be amended or modified except by written instrument executed and delivered by the parties. This
Agreement contains the entire agreement of the parties with respect to the matters contained herein.

     INTENDING TO BE LEGALLY BOUND, the parties have executed and delivered this Agreement as of the day and year set forth at the beginning of this Agreement.

____________________________________________________________________________________________________________

Witness:                                                     Lessee:



____________________________________________                 By:____________________________________________

                                                             Name:
                                                             Title:


____________________________________________________________________________________________________________

Witness:                                                     Lessor



____________________________________________                 By:____________________________________________

                                                             Name:
                                                             Title:


____________________________________________________________________________________________________________

Witness:                                                     Agent:



____________________________________________                 By:____________________________________________
                                                             Name:
                                                             Title:

____________________________________________________________________________________________________________



                               CORPORATE GUARANTY


     In consideration of and as an inducement for the granting, execution and delivery of the foregoing Lease Agreement, dated September ___, 2005 (hereinafter called "Lease"), by CLF SYLVAN WAY LLC, a Delaware limited liability company, the Lessor therein named (hereinafter called "Lessor"), to Tiffany and Company, a New York corporation, the Lessee therein named (hereinafter called "Lessee"), and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Lessor to the undersigned, Tiffany & Co., a Delaware corporation (hereinafter called "Lease Guarantor"), Lease Guarantor, intending to be legally bound, hereby guarantees to Lessor, its successors and assigns, the full and prompt payment when due of all Net Rent and Additional Rent and any and all other sums and charges payable by Lessee under the Lease, and the full, faithful and prompt performance and observance of all the covenants, terms, conditions, and agreements therein provided to be performed and observed by Lessee (the "Obligations"); and Lease Guarantor does hereby become surety to Lessor, its successors and assigns for and with respect to all of the Obligations.

     Lease Guarantor hereby covenants and agrees to and with Lessor, its successors and assigns, that if default shall at any time be made by Lessee, its successors and assigns, in the payment of any such rent or other sums or charges payable by Lessee under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, which default shall have continued uncured after notice, if required under the Lease, and expiration of any applicable grace period under the Lease, Lease Guarantor will forthwith pay such rent or other sums or charges to Lessor, its successors and assigns, and any arrears thereof, and will forthwith faithfully perform and fulfill all of such covenants, terms, conditions and agreements, and will forthwith pay to Lessor all damages and all costs and expenses that may arise in consequence of any default by Lessee, its successors and assigns, under the Lease (including, without limitation, all reasonable attorneys' fees incurred by Lessor or caused by any such default and/or by the enforcement of this Guaranty).

     This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance and is also a surety agreement. Lease Guarantor's liability hereunder is direct and may be enforced without Lessor being required to resort to any other right, remedy or security and this Guaranty shall be enforceable against Lease Guarantor, its successors and assigns, without the necessity for any suit or proceedings on Lessor's part of any kind or nature whatsoever against Lessee, its successors and assigns, and without the necessity of any notice to Lease Guarantor of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Guaranty or of Lessor's intention to act in reliance hereon or of any other notice or demand to which Lease Guarantor might otherwise be entitled, all of which Lease Guarantor hereby expressly waives; and Lease Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Lease Guarantor hereunder shall in nowise be terminated, affected or impaired by reason of the assertion or the failure to assert by Lessor against Lessee, or Lessee's successors and assigns, of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease.

     This Guaranty shall be a continuing Guaranty, and (whether or not Lease Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Lease Guarantor hereunder shall be absolute and unconditional (except as hereafter provided) and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Lease or any assignment or transfer thereof; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Lessor with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearances or extensions of time for performance or observance allowed to Lessee from time to time and for any length of time; (c) any merger, sale or transfer of substantially all the assets of or dissolution of or other event which severs the corporate relationship between Guarantor and Lessee, (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Lessee, its successors and assigns or their properties ; (e) any limitation on the liability or obligation of Lessee under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court;
(f) any sublease or transfer by Lessee or any assignment of its interest under the Lease; or (g) any termination of the Lease as permitted in the Lease prior to the expiration of its term.

     All of Lessor's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Lease or taking or recovering of the premises demised thereby, as permitted in the Lease, shall deprive Lessor of any of its rights and remedies against Lease Guarantor under this Guaranty. This Guaranty shall apply to the Obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Lease as well as to the Obligations thereunder during the original term thereof in accordance with the original provisions thereof.

     The Lease Guarantor hereby waives any requirement that the Lessor protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right to take any action against any person or any collateral (including any rights relating to marshaling of assets).

     The Obligations will be paid strictly in accordance with the terms of the Lease, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations. The liability of the Lease Guarantor to the extent herein set forth shall be absolute and unconditional (except as otherwise provided herein), not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Lease Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Lease Guarantor or otherwise, whether based upon any obligations or any other agreements or otherwise, howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing irrespective of: (a) any lack of validity or enforceability of the Lease or of any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to Obligations, or any other amendment or waiver of or consent to any departure from the Lease or any other agreement relating to any Obligations; (c) any increase in, addition to, exchange or release of, or nonperfection of any Lien on or security interest in, any collateral or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness; (d) the absence of any action on the part of the Lessor to obtain payment for the Obligations from the Lessee; (e) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding of the Lessee or the Lease Guarantor, including, without limitation, rejection of the guaranteed Obligations in such bankruptcy; or (f) the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against the Lease Guarantor or the Lessee, whether hereunder, under any Obligations or under any agreement or any indulgence, compromise or extension granted.

     Lease Guarantor further agrees that, to the extent that the Lessee or the Lease Guarantor makes a payment or payments to the Lessor, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Lessee or the Lease Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred.

     Upon the occurrence of an Event of Default (as defined in the Lease), and continuing until such time as such Event of Default shall be cured, Lease Guarantor shall hereby subordinate any and all rights (direct or indirect) which it may now or hereafter acquire, of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from any person or entity (including, without limitation, the Lessee) for any payments made by the Lease Guarantor hereunder.

     Lease Guarantor represents and warrants to Lessor that (a) the execution and delivery of this Guaranty has been duly authorized by the Board of Directors of Lease Guarantor, (b) the making of this Guaranty does not require any vote or consent of shareholders of Lease Guarantor and (c) Lessee is a wholly owned subsidiary of Lease Guarantor.

     This Guaranty shall be legally binding upon Lease Guarantor and its successors and assigns and shall inure to the benefit of Lessor and its successors and assigns. The terms and provisions of this Guaranty shall be governed by the laws of the State of New Jersey.

     Lease Guarantor will not enter into any amendment to this Guaranty, and no such amendment will be effective in any event, without the prior written consent thereto by the Lender (as defined in the Lease). Lease Guarantor will from time to time during the term of the Lease, promptly following request of Lessor or Lender, confirm in writing to Lessor and to Lender that Lease Guarantor: (i) agrees to deliver to Lender duplicate original copies of all notices, undertakings, demands, statements, offers, documents and other instruments or communications which it is or may be required or permitted to give, make, serve or deliver pursuant to this Guaranty, and acknowledges that no delivery of such notice, demand, statement, offer or other communication shall be of any force and effect unless a duplicate copy is delivered to Lender or its designee, (ii) no amendment, modification, surrender or cancellation of this Guaranty shall be binding upon or against Lender unless consented to in writing by Lender, (iii) represents and warrants that this Guaranty is in full force and effect, and (iv) certifies the truth and accuracy of a copy of this Guaranty, and (vi) such other matters as may reasonably be requested by the party requesting the certificate. If requested by Lender, Lease Guarantor further agrees to provide an opinion from its general counsel or in-house counsel addressed to Lender, any rating agencies and any other parties purchasing or owning an interest in the loan secured by the Leased Premises, to the effect that (1) this Guaranty is duly authorized by all necessary corporate action of Lease Guarantor, (2) the Lease Guarantor is duly formed and in good standing under the laws of its state of formation, (3) this Guaranty is enforceable against Lease Guarantor in accordance with its terms, and (4) this Guaranty does not conflict with any agreements to which Lease Guarantor is a party.

     Lease Guarantor and Lessor (by its acceptance of this Guaranty) hereby mutually waive trial by jury in connection with any dispute arising hereunder.

     Notwithstanding anything to the contrary contained in this Guaranty: (i) nothing herein shall relieve Lessor of its obligation to provide to Lessee any notice of default required under the Lease or constitutes a waiver of any grace period applicable under the Lease, and Lease Guarantor shall not be required to answer for any default by Lessee under the Lease unless and until Lessee has been provided such notices of and opportunities to cure claimed defaults under the Lease to the extent the Lease shall provide; (ii) Lease Guarantor does not waive any defenses to the Obligations arising out of, related to, or based in whole or in part on payment and performance of the Obligations, that the time for payment and performance of the Obligations has not accrued and that payment and performance of the Obligations is legally excused, all of which are expressly reserved; and (iii) if Lessee and Lease Guarantor are no longer Affiliates, as defined in the Lease, and Lessor has been so notified, then Lease Guarantor shall be provided notice of all defaults under the Lease as and when such notices are provided to Lessee, as well as notice of any amendments of the Lease.

     In connection with the delivery of this Guaranty to Lessor, Lease Guarantor hereby covenants to deliver to Lessor, either in print or electronic form, the following information: (i) at such point when Lease Guarantor shall no longer be a publicly listed or traded company on a national stock exchange, annual financial statements for Lease Guarantor, audited by an independent certified public accountant, within ninety (90) days after the end of each fiscal year during the term of the Lease (as the same may be extended), following the occurrence of such event; and (ii) copies of any changes to the credit rating of Lease Guarantor as issued by any rating agency then rating the Lease Guarantor.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Lease Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officers and its corporate seal to be hereunto duly affixed, as of this ____ day of September, 2005.


                                               TIFFANY & CO.,
                                               a Delaware corporation


                                      By:      ___________________________
                                               Name:
                                               Title: